Exhibit 99.1

Access National Increases Dividend, Reports Second Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--July 23, 2013--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported second quarter net income of $3.5 million, down from the record setting $3.9 million recorded in the second quarter of 2012. This represents the Corporation’s 52nd consecutive quarterly profit over its 54 quarter history. Net income per diluted common share was $0.34 in comparison to the $0.38 reported in the second quarter of 2012.

The Board of Directors declared a cash dividend of $0.11 per share for holders of record as of August 7, 2013 and payable on August 23, 2013. This dividend represents a steady migration towards the stated objective equal to a 40% payout ratio of core earnings. It also represents a 1 cent increase over the prior quarter and a 10 cent increase over the last 9 quarters.

The second quarter of 2013 reflects a 21% increase in banking segment pretax earnings in comparison to the second quarter of 2012. With the closing of the Denver Mortgage Production Branch in April 2013 as well as an increase in mortgage loan rates, the mortgage segment’s contribution has decreased from 56% of the Corporation’s pre-tax income in the second quarter of 2012 to a contribution of 34% in the second quarter of 2013. This decrease in the mortgage division’s pre-tax contribution aligns with management’s intent, being that 70 – 80% of the Corporation’s net income is generated from the core business of the Bank.

Net interest margin for the first six months of 2013 decreased to 3.81% from 3.95% for the same period in 2012, yet on a linked quarter basis, the margin increased for the three months ended June 30, 2013 to 3.89% from 3.73% reported in the prior quarter.

Annualized return on average assets remained at 1.66% for both the first and second quarters of 2013, down slightly from the 1.80% reported for the six months ended June 30, 2012. Annualized return on average equity was 14.88% for the quarter ended June 30, 2013 compared to 17.55% for the same period last year.

Total assets amounted to $841.7 million compared to $863.9 million at December 31, 2012, an overall decline of $22.2 million. The decrease in loans held for sale of $62.6 million was offset by a growth in investment securities and cash balances of $13.3 million and loans held for investment of $24.5 million.

Total deposits at June 30, 2013 decreased $11.6 million from December 31, 2012. Management has viewed CDARS as a cost effective method of funding the mortgage division’s warehouse on loans held for sale as well as its investment portfolio. The $46.8 million reduction in CDARS was a planned response to the $62.7 million decrease in mortgage loans held for sale. Management continues to focus on expanding business banking relationships as evidenced by the increase in noninterest-bearing deposits of $56.3 million or 34.30% from December 31, 2012, which comprised 33.42% of the deposit portfolio at June 30, 2013.

Non-performing assets (NPAs) decreased to $2.3 million or 0.27% of total assets at June 30, 2013, down from $2.7 million or 0.32% of assets at December 31, 2012. The Corporation did not have other real estate owned at June 30, 2013. The allowance for loan losses totaled $13.0 million or 2.01% of total loans held for investment as of June 30, 2013.

Book value per common share increased 6.4% at June 30, 2013 to $9.20, from $8.65 at June 30, 2012. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 11.24% at June 30, 2013 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

To better understand the impact the closing the Denver Mortgage Production Branch had on net income, included at the end of this release is pro forma information presenting results of the Corporation as if the Denver Mortgage Production Branch, which closed on April 30, 2013, had not been in existence in the three and six month periods ended June 30, 2013 and 2012.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	June 30,	December 31,	June 30,
	2013	2012	2012
(In Thousands)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$11,499	$15,735	$11,322

Interest-bearing balances and federal funds sold	35,123	22,206	22,335

Investment securities:
Available-for-sale, at fair value	69,427	35,759	32,477
Held-to-maturity, at amortized cost (fair value of $15,530, $45,308 and $70,363)	15,861	44,952	69,936
Total investment securities	85,288	80,711	102,413

Restricted Stock, at amortized cost	4,284	4,237	5,788

Loans held for sale - at fair value	48,887	111,542	100,310

Loans held for investment net of allowance for loan losses of $13,007, 12,500, and $12,031, respectively	628,457	604,478	570,569

Premises, equipment and land, net	8,434	8,517	8,517

Other assets	19,711	16,488	20,455

Total assets	$841,683	$863,914	$841,709

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$220,474	$164,161	$157,305

Savings and interest-bearing deposits	190,179	187,997	173,423

Time deposits	249,205	319,338	350,203

Total deposits	659,858	671,496	680,931

Short-term borrowings	70,161	83,091	48,161

Long-term borrowings	-	-	2,964

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	10,898	11,874	14,419

Total Liabilities	747,103	772,647	752,661

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding,10,285,212, 10,317,767 and 10,250,802 shares, respectively	8,588	8,615	8,559

Additional paid in capital	16,719	17,155	16,753

Retained earnings	70,653	65,404	63,673

Accumulated other comprehensive income (loss), net	(1,380)	93	63

Total shareholders' equity	94,580	91,267	89,048

Total liabilities and shareholders' equity	$841,683	$863,914	$841,709

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Six Months Ended
	June 30, 2013	June 30, 2013	June 30, 2012
(In Thousands Except for Share and Per Share Data)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,611	$17,206	$17,040

Interest on federal funds sold and bank balances	28	54	50

Interest on securities	447	982	1,263
Total interest income	9,086	18,242	18,353

INTEREST EXPENSE
Interest on deposits	966	1,967	2,423

Interest on other borrowings	68	134	330
Total interest expense	1,034	2,101	2,753
Net interest income	8,052	16,141	15,600

Provision for loan losses	-	225	1,190
Net interest income after provision for loan losses	8,052	15,916	14,410

NONINTEREST INCOME
Service charges and fees	138	307	337

Gain on sale of loans	7,120	15,001	25,682

Other Income	765	3,559	(186)
Total noninterest income	8,023	18,867	25,833

NONINTEREST EXPENSE
Salaries and benefits	6,799	14,868	15,809

Occupancy and equipment	616	1,320	1,230

Other operating expense	3,118	7,000	11,136
Total noninterest expense	10,533	23,188	28,175
Income before income tax	5,542	11,595	12,068

Income tax expense	2,018	4,387	4,741
NET INCOME	3,524	7,208	7,327

Earnings per common share:
Basic	$0.34	$0.70	$0.72
Diluted	$0.34	$0.69	$0.71

Average outstanding shares:
Basic	10,306,561	10,314,592	10,219,085
Diluted	10,379,870	10,408,735	10,331,529

Performance and Capital Ratios

	Three Months	Six Months	Six Months	Twelve Months
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	December 31,
(Dollars In Thousands)	2013	2013	2012	2012

Return on average assets (annualized)	1.66%	1.66%	1.80%	2.15%
Return on average equity (annualized)	14.88%	15.41%	16.80%	19.68%
Net interest margin	3.89%	3.81%	3.95%	3.94%
Efficiency ratio - Bank only	51.30%	52.26%	52.40%	51.71%
Total average equity to earning assets	11.44%	11.04%	11.03%	11.24%

Averages
Assets	$850,200	$869,285	$812,855	$826,233
Loans held for investment	645,654	636,129	573,946	583,724
Loans held for sale	49,814	62,222	68,648	78,543
Interest-bearing deposits & federal funds sold	38,310	48,567	39,043	33,272
Investment securities	94,058	100,317	109,022	105,520
Earning assets	828,136	847,411	790,519	800,917
Interest-bearing deposits	508,740	542,078	534,514	526,346
Total deposits	699,749	722,123	658,909	672,693
Repurchase agreements & federal funds purchased	23,265	26,807	26,601	26,744
Commercial paper & other short term borrowings	17,011	11,066	16,522	14,748
Long-term borrowings	6,186	6,186	10,189	9,201
Equity	$94,735	$93,541	$87,225	$90,047

Banking segment - income before taxes	$4,227	$8,025	$6,742	$14,730
Mortgage segment - income before taxes	$1,887	$4,695	$6,547	$15,656
Other segments - income before taxes	$(572)	$(1,125)	$(1,221)	$(1,955)
Mortgage loan originations and brokered loans	$171,427	$389,107	$524,145	$1,130,089
Allowance for losses on mortgage loans sold	$4,645	$4,645	$4,216	$4,376

Book value per common share	$9.20	$9.20	$8.65	$8.85

Composition of Loan Portfolio

	June 30, 2013		December 31, 2012
		Percentage of		Percentage of
(Dollars In Thousands)	Amount	Total	Amount	Total

Commercial real estate-owner occupied	$189,648	29.56%	$182,655	29.60%
Commercial real estate-non owner occupied	98,694	15.39	107,213	17.38
Residential real estate	157,253	24.51	144,521	23.43
Commercial	156,563	24.41	149,389	24.21
Real estate construction	35,396	5.52	30,038	4.87
Consumer	3,910	0.61	3,162	0.51
Total loans	$641,464	100.00%	$616,978	100.00%
Less allowance for loan losses	13,007		12,500
	$628,457		$604,478

Composition of Deposits

	June 30, 2013		December 31, 2012
		Percentage of		Percentage of
(Dollars In Thousands)	Amount	Total	Amount	Total

Demand deposits	$220,474	33.42%	$164,161	24.44%
Interest-bearing demand deposits	70,430	10.67	71,015	10.58
Savings and money market	119,554	18.12	116,554	17.36
CDARS-reciprocal time deposits	124,076	18.80	170,835	25.44
Brokered deposits	16,687	2.53	29,277	4.36
Time deposits	108,637	16.46	119,654	17.82
Total Deposits	$659,858	100.00%	$671,496	100.00%

Asset Quality Trend Profile

	Six Months	Three Months	Twelve Months	Nine Months	Six Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Total assets	$841,683	$876,361	$863,914	$849,348	$841,709
Total loans held for investment	$641,464	$639,696	$616,978	$590,619	$582,600

Allowance for loan losses - beginning balance	$12,500	$12,500	$11,738	$11,738	$11,738
Charge offs	-	-	(2,165)	(1,829)	(1,425)
Recoveries	282	135	1,412	799	528
Net charge offs	282	135	(753)	(1,030)	(897)
Provision for loan losses	225	225	1,515	1,340	1,190
Allowance for loan losses - ending balance	$13,007	$12,860	$12,500	$12,048	$12,031

Allowance for loan losses/loans held for investment	2.01%	2.01%	2.03%	2.04%	2.06%

Delinquent 30 - 90 days	$1,070	$671	$-	$-	$614
Percentage of loans delinquent	0.17%	0.10%	0.00%	0.00%	0.11%

Non-accrual loans	$2,299	$1,738	$2,743	$3,626	$5,209
OREO	$-	$-	$-	$-	$-
Total NPA	$2,299	$1,738	$2,743	$3,626	$5,209
NPA to total assets	0.27%	0.20%	0.32%	0.43%	0.62%
Allowance for loan losses/NPA	565.77%	739.93%	455.71%	332.27%	230.97%

OREO Expense	$40	$39	$6	$1	$1
Gain on Sale of OREO	$-	$-	$-	$-	$-
OREO expense net	$40	$39	$6	$1	$1

Allowance for losses on mortgage loans sold	$4,645	$4,475	$4,376	$4,802	$4,216
Provision for losses on mortgage loans sold	$388	$218	$2,510	$2,186	$1,600

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Three Months Ended

	June 30, 2013			June 30, 2012
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$94,358	$447	1.90%	$111,277	$614	2.21%
Loans held for sale	49,814	430	3.45%	57,721	511	3.54%
Loans(1)	645,654	8,181	5.07%	579,541	7,858	5.42%
Interest-bearing balances and federal funds sold	38,310	28	0.29%	27,613	19	0.28%
Total interest earning assets	828,136	9,086	4.39%	776,152	9,002	4.64%
Noninterest earning assets:
Cash and due from banks	11,922			9,381
Premises, land and equipment	8,501			8,561
Other assets	14,576			16,123
Less: allowance for loan losses	(12,936)			(11,945)
Total noninterest earning assets	22,063			22,120
Total Assets	$850,200			$798,272

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$62,215	$25	0.16%	$64,481	$40	0.25%
Money market deposit accounts	122,468	73	0.24%	118,984	124	0.42%
Savings accounts	2,499	1	0.18%	2,678	1	0.15%
Time deposits	321,558	867	1.08%	324,856	985	1.21%
Total interest-bearing deposits	508,740	966	0.76%	510,999	1,150	0.90%
Borrowings:
FHLB Advances	17,011	11	0.26%	17,335	24	0.55%
Securities sold under agreements to repurchase and federal funds purchased	23,265	4	0.08%	24,777	9	0.15%
Other short-term borrowings	-	-	0.00%	-	-	0.00%
FHLB Long-term borrowings	-	-	0.00%	3,256	31	3.81%
FDIC Term Note	-	-	0.00%	-	-	0.00%
Subordinated Debentures	6,186	53	3.43%	6,186	56	3.62%
Total borrowings	46,462	68	0.59%	51,554	120	0.93%
Total interest-bearing deposits and borrowings	555,202	1,034	0.74%	562,553	1,270	0.90%
Noninterest-bearing liabilities:
Demand deposits	191,009			136,492
Other liabilities	9,254			10,579
Total liabilities	755,465			709,624
Shareholders' Equity	94,735			88,648
Total Liabilities and Shareholders' Equity:	$850,200			$798,272

Interest Spread(2)			3.64%			3.74%

Net Interest Margin(3)		$8,052	3.89%		$7,732	3.98%

(1)	Loans placed on nonaccrual status are included in loan balances
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Six Months Ended

	June 30, 2013			June 30, 2012
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$100,493	$982	1.95%	$108,882	$1,263	2.32%
Loans held for sale	62,222	1,044	3.36%	68,648	1,361	3.97%
Loans(1)	636,129	16,162	5.08%	573,946	15,679	5.46%
Interest-bearing balances and federal funds sold	48,567	54	0.22%	39,043	50	0.26%
Total interest earning assets	847,411	18,242	4.31%	790,519	18,353	4.64%
Noninterest earning assets:
Cash and due from banks	11,659			9,173
Premises, land and equipment	8,521			8,601
Other assets	14,466			16,438
Less: allowance for loan losses	(12,773)			(11,876)
Total noninterest earning assets	21,873			22,336
Total Assets	$869,285			$812,855

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$73,571	$67	0.18%	$63,362	$91	0.29%
Money market deposit accounts	120,707	162	0.27%	124,673	270	0.43%
Savings accounts	2,472	2	0.16%	2,618	2	0.15%
Time deposits	345,328	1,736	1.01%	343,861	2,060	1.20%
Total interest-bearing deposits	542,078	1,967	0.73%	534,514	2,423	0.91%
Borrowings:
FHLB Advances	11,066	15	0.27%	9,269	28	0.60%
Securities sold under agreements to repurchase and federal funds purchased	26,807	13	0.10%	26,601	19	0.14%
Other short-term borrowings	-	-	0.00%	-	-	0.00%
FHLB Long-term borrowings	-	-	0.00%	4,003	72	3.60%
FDIC Term Note	-	-	0.00%	7,253	98	2.70%
Subordinated Debentures	6,186	106	3.43%	6,186	113	3.65%
Total borrowings	44,059	134	0.61%	53,312	330	1.24%
Total interest-bearing deposits and borrowings	586,137	2,101	0.72%	587,826	2,753	0.94%
Noninterest-bearing liabilities:
Demand deposits	180,045			124,395
Other liabilities	9,562			13,409
Total liabilities	775,744			725,630
Shareholders' Equity	93,541			87,225
Total Liabilities and Shareholders' Equity:	$869,285			$812,855

Interest Spread(2)			3.59%			3.71%

Net Interest Margin(3)		$16,141	3.81%		$15,600	3.95%

(1)	Loans placed on nonaccrual status are included in loan balances
(2)	Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3)	Net interest margin is net interest income, expressed as a percentage of average earning assets.

Access National Corporation
Condensed Consolidated Statement of Income
Three Months Ended June 30, 2013
(In Thousands, Except for Share Data)

		Adjustment for
		Mortgage Production
	As Reported	Branch Closure	Pro Forma Totals
Interest and dividend income	$9,086	$(55)	$9,031

Interest expense	1,034	-	1,034

Net interest income	8,052	(55)	7,997
Provision for loan losses	-	-	-
Net interest income after provision for loan losses	8,052	(55)	7,997

Noninterest income	8,023	(1,075)	6,948

Noninterest expense	10,533	(636)	9,897

Income before income taxes	5,542	(494)	5,048

Provision for income taxes	2,018	(193)	1,825

Net income	$3,524	$(302)	$3,222

Earnings per common share:
Basic	$0.34	$(0.03)	$0.31
Diluted	$0.34	$(0.03)	$0.31

Average outstanding shares:
Basic	10,306,561	-	10,306,561
Diluted	10,379,870	-	10,379,870

Average total assets (in thousands)	$850,200	$(302)	$849,898
Average shareholders' equity (in thousands)	$94,735	$(100)	$94,635

Return on average assets (annualized)	1.66%	(0.14)%	1.52%
Return on average shareholders' equity (annualized)	14.88%	(1.26)%	13.62%

Total loan volume (in thousands)	$171,427	$(35,407)	$136,020
Purchase loan units as a percentage of business	44.82%	7.55%	52.37%

Access National Corporation
Condensed Consolidated Statement of Income
Three Months Ended June 30, 2012
(In Thousands, Except for Share Data)

		Adjustment for
		Mortgage Production
	As Reported	Branch Closure	Pro Forma Totals
Interest and dividend income	$9,002	$(197)	$9,199

Interest expense	1,270	-	1,270

Net interest income	7,732	(197)	7,929
Provision for loan losses	472	-	472
Net interest income after provision for loan losses	7,260	-	7,457

Noninterest income	13,732	(5,519)	8,213

Noninterest expense	14,411	(3,601)	10,810

Income before income taxes	6,581	(1,918)	4,860

Provision for income taxes	2,691	(748)	1,943

Net income	$3,890	$(1,170)	$2,917

Earnings per common share:
Basic	$0.38	$(0.11)	$0.27
Diluted	$0.38	$(0.11)	$0.27

Average outstanding shares:
Basic	10,237,515	-	10,237,515
Diluted	10,349,704	-	10,349,704

Average total assets (in thousands)	$798,272	$(1,085)	$797,187
Average shareholders' equity (in thousands)	$88,648	$(398)	$88,250

Return on average assets (annualized)	1.95%	(0.49)%	1.46%
Return on average shareholders' equity (annualized)	17.55%	(4.33)%	13.22%

Total loan volume (in thousands)	$266,850	$(102,715)	$164,135
Purchase loan units as a percentage of business	28.77%	$22.87%	51.64%

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100